WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
December 31, 1999
                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value
Original                                                      1,160,510,742.00
12/1/99                                                       1,160,510,742.00

Principal collections & reimbursement loss amount                16,044,908.40
12/31/99                                                      1,144,465,833.60

Note Balance @ 12/31/99                                       1,160,510,742.00

                                                              Class A-1
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 29.09029%     330,000,000
12/1/99                                                                  29.09029%     330,000,000

Principal collections & reimbursement loss amount                                       15,693,743
12/31/99                                                                               314,306,257

Note Balance @ 12/31/99                                                  29.09029%     330,000,000

                                                              Class A-2
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 27.32725%     310,000,000
12/1/99                                                                  27.32725%     310,000,000

Principal collections & reimbursement loss amount                                                0
12/31/99                                                                               310,000,000

Note Balance @ 12/31/99                                                  27.32725%     310,000,000

                                                              Class A-3
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 21.94995%     249,000,000
12/1/99                                                                  21.94995%     249,000,000

Principal collections & reimbursement loss amount                                                0
12/31/99                                                                               249,000,000

Note Balance @ 12/31/99                                                  21.94995%     249,000,000

                                                              Class A-4
                                                              Percentage             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                 16.26165%     184,472,000
12/1/99                                                                  16.26165%     184,472,000

Principal collections & reimbursement loss amount                                                0
12/31/99                                                                               184,472,000

Note Balance @ 12/31/99                                                  16.26165%     184,472,000

                                                              Class B
                                                              Allocation             Note
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                  5.37086%      60,927,000
12/1/99                                                                   5.37086%      60,927,000

Principal collections & reimbursement loss amount                                                0
12/31/99                                                                                60,927,000

Note Balance @ 12/31/99                                                   5.37086%      60,927,000



Aggregate Net Investment Value                                Transferor Interest    Balance

Original                                                                  2.25000%      26,111,742
12/1/99                                                                                 26,111,742

Principal collections & reimbursement loss amount                                          351,166
12/31/99                                                                                25,760,576

Note Balance @ 12/31/99                                                   2.25000%      26,111,742


Distributable Amounts                                         Total

Interest Distributable Amount                                     7,462,479.81
Principal Distributable Amount (1)                               15,607,369.07
Reimbursement of Covered Loss Amount (1)                            437,539.33
Reimbursement of Uncovered Loss Amount (1)                                0.00
Class A Cap Receipt                                                (418,207)
Class B Cap Receipt                                                  (9,926)

Total                                                            23,079,255.39

Distributable Amounts                                         Class A-1              %

Interest Distributable Amount                                     2,092,062.50
Principal Distributable Amount (1)                               15,256,203.27                  97.75000%
Reimbursement of Covered Loss Amount (1)                            437,539.33                 100.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                 100.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                            17,785,805.10

Distributable Amounts                                         Class A-2              %

Interest Distributable Amount                                     1,979,909.72
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,979,909.72

Distributable Amounts                                         Class A-3              %

Interest Distributable Amount                                     1,595,017.92
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,595,017.92

Distributable Amounts                                         Class A-4              %

Interest Distributable Amount                                     1,186,897.97
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                             1,186,897.97

Distributable Amounts                                         Class B                %

Interest Distributable Amount                                       412,145.77
Principal Distributable Amount (1)                                        0.00                   0.00000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               412,145.77

Distributable Amounts                                         Transferor Interest    %

Interest Distributable Amount                                       196,445.93
Principal Distributable Amount (1)                                  351,165.80                   2.25000%
Reimbursement of Covered Loss Amount (1)                                  0.00                   0.00000%
Reimbursement of Uncovered Loss Amount (1)                                0.00                   0.00000%
Class A Cap Receipt
Class B Cap Receipt

Total                                                               547,611.73

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                  Series A-1             Series A-2

                                              12/1/99                   100.0000000%           100.0000000%
                                             12/31/99                   100.0000000%           100.0000000%

Note Factors                                                  Series A-3             Series A-4

                                              12/1/99                   100.0000000%           100.0000000%
                                             12/31/99                   100.0000000%           100.0000000%

Note Factors                                                  Series B

                                              12/1/99                   100.0000000%
                                             12/31/99                   100.0000000%

Pool Data                                                     12/1/99                $

Number of Loans                                                      52,120
Prepayments                                                             179              4,402,284.34
Scheduled Terminations                                                    4                 74,612.42
Charge-Offs                                                              50              1,105,817.99
Weighted Ave APR                                                          9.76%


Pool Data                                                     12/31/99               $

Number of Loans                                                      52,524
Prepayments                                                             203              4,475,012.25
Scheduled Terminations                                                    2                 23,884.28
Charge-Offs                                                              68              1,384,218.70
Weighted Ave APR                                                          9.76%


Account Balances                                              Pay Ahead              Advance                Reserve Fund

Balance as of  12/01/99                                           2,130,392.39             214,669.76          11,605,107.42
Balance as of  12/31/99                                           2,555,468.25             232,644.82          11,605,107.42
Change                                                              425,075.86              17,975.06                   0.00
Required Cash (withdrawal from reserve)                                                                                 0.00
Reserve Fund Requirement                                                                                       11,605,107.42
Reserve Fund Supplemental Requirements                                                                                  0.00
Insured Residual Value Loss Amount                                        0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                        6.43034100

Interest Distribution Amount                                                                     6.43034100
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----

Distribution per $1,000                                                              Class A-1

Total Distribution Amount                                                                        6.33958333

Interest Distribution Amount                                                                     6.33958333
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000


Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----

Distribution per $1,000                                                              Class A-2

Total Distribution Amount                                                                        6.38680556

Interest Distribution Amount                                                                     6.38680556
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class A-3

Total Distribution Amount                                                                        6.40569444

Interest Distribution Amount                                                                     6.40569444
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class A-4

Total Distribution Amount                                                                        6.43402778

Interest Distribution Amount                                                                     6.43402778
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                      -----


Distribution per $1,000                                                              Class B

Total Distribution Amount                                                                        6.76458333

Interest Distribution Amount                                                                     6.76458333
Carryover Shortfall                                                                              0.00000000
Prior Carryover Shortfall                                                                        0.00000000

Total Carryover Shortfall                                                                        0.00000000


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                        0.00000000
Unpaid Principal Loss Interest Amount                                                            0.00000000

Transferor Principal not paid to Transferor                                                       -----
Transferor Interest not paid to Transferor                                                        -----

Unpaid Class B Principal Carryover Shortfall                                                     0.00000000


Distribution per $1,000                                                              Transferor Interest

Total Distribution Amount                                                                        7.52327937

Interest Distribution Amount                                                                     7.52327937
Carryover Shortfall                                                                               -----
Prior Carryover Shortfall                                                                         -----

Total Carryover Shortfall                                                                         -----


Principal Distribution Amount                                                                    0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                 0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                      -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                         -----
Unpaid Principal Loss Interest Amount                                                             -----

Transferor Principal not paid to Transferor                                                      0.00000000
Transferor Interest not paid to Transferor                                                       0.00000000

Unpaid Class B Principal Carryover Shortfall                                                      -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                               967,092.29
Total Unpaid                                                                                     0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                              0.00
SUBI                                                                                             0.00
                                                                                                 0.00


Securitization Trustee Expenses Paid  (1)                                                        0.00

Additional Loss Amounts (2)                                                                      0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                               October                November               December





Outstanding                                                       1,045,574.10           1,105,817.99           1,384,218.70
Balance

Net
Liquidation                                                         714,744.73             746,496.47             895,476.58
Proceeds

Average
Aggregate
Net Investment                                                1,160,510,742.00       1,160,510,742.00       1,160,510,742.00
Value

Annualized
Average
Charge-Off                                                                0.34%                  0.37%                  0.51%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                       0.41%



DELINQUENCY RATE
                                                              #                                             $

Past Due 31-60 days                                                     512                                    10,993,802
Past Due 61-90 days                                                      69                                     1,424,159
Past Due 91 + days                                                       12                                       303,501

 Total                                                                  593                                    12,721,461

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                              Delinquent             Current                Delinquency
                                                              Contracts              Contracts              Rate
                                                              (> 60 days)

October                                                                  74                 51,687                      0.14%
November                                                                 76                 52,120                      0.15%
December                                                                 81                 52,524                      0.15%

                                                                                                                        0.15%

